Exhibit 32

CERTIFICATION

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James F. House, President and Chief Executive Officer of First US Bancshares, Inc., and Thomas S. Elley, Vice President, Treasurer and Assistant Secretary, Chief Financial Officer and Principal Accounting Officer of First US Bancshares, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of First US Bancshares, Inc. for the fiscal quarter ended June 30, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of First US Bancshares, Inc.

By:	/s/ James F. House
James F. House
President and Chief Executive Officer
August 12, 2020

By:	/s/ Thomas S. Elley
Thomas S. Elley
Vice President, Treasurer and Assistant
Secretary, Chief Financial Officer and Principal
Accounting Officer
August 12, 2020